MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.




FUND LOGO




Semi-Annual Report

May 31, 1999



Officers and Directors
Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.


Asset Allocation
As a Percentage* of
Net Assets as of
May 31, 1999

A map illustrating the following percentages:

GHANA                 4.7%
MOROCCO               9.5%
SOUTH AFRICA         41.0%
BOTSWANA              3.4%
TURKEY               10.0%
ISRAEL               11.7%
LEBANON               3.6%
EGYPT                 9.9%
ZIMBABWE              1.4%

[FN]
*Total may not equal 100%.


Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1999


DEAR SHAREHOLDER

During the three-month period ended May 31, 1999, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -1.68%, -1.92%, -1.92% and -1.57%, respectively. The unmanaged Morgan Stanley Capital International
(MSCI) Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of +15.17%, +7.58% and +16.27%, respectively, for the same three months. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index, unless otherwise noted. Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) In addition, the unmanaged J.P. Morgan Securities South African Bond Index declined 0.76% in US dollar terms for the quarter ended May 31, 1999. Detrimental to performance were the Fund's investments in Egypt, Ghana and Morocco, whose markets all declined during the quarter.


Investment Overview
The recovery in Middle East and African markets continued during the quarter ended May 31, 1999. Emerging markets generally enjoyed a broad-based rally during this period, driven primarily by the perception that these economies had seen their worst and were on the road to recovery. This perception, which we partly share, was supported by evidence such as rising industrial production in South Korea, a pickup in consumer spending in Thailand and the recovery in the price of some commodities such as pulp and oil.

Bolstering the case for the emerging markets' recovery were reflationary efforts in the major economies of the United States, Japan and the European Union. This was indicated by the neutral monetary stance of the US Federal Reserve Board through most of the quarter, the fiscal stimulus and the possibility of monetization in Japan and the decline in interest rates in the European Union.

To add balance to this positive assessment of the developing markets, we note that the evidence of recovery has so far been limited to a few countries. In our view, the necessary structural reforms for those countries in real economic crisis are still works in progress, such as is the case with Indonesia and Brazil. Developing economies and their emerging markets are recovering, but progress can easily be slowed by external events. These events could include a curtailment of capital flows to the region if there is a sharp rising trend in US interest rates or a prolonged decline in the US stock market. South Africa would be particularly vulnerable to a collapse in commodity prices if the European and Japanese economies fail to reflate. Some Israeli technology shares would be hurt by a decline in prices of US technology stocks. Nonetheless, the important works in progress continue, and we believe that the case for investing in these countries with a long-term view is very much intact.

Growth prospects for the South African economy are improving. The beginning of a commodity cycle upturn is extremely positive for exports since commodities such as platinum, diamonds and coal comprise one-third of South Africa's exports. In addition, interest rates have been declining and have scope to drop further, particularly as the currency has been relatively stable. Our equity investments in this market comprised 41% of net assets.

Corporate earnings in South Africa have surprised positively. For example, Impala Platinum Holdings Limited reported first half fiscal year earnings per share up 127%. This was a strong result, despite the flat prices for the company's metals. The substantial rise in earnings was driven by the company's cost-containment program, which limited the rise in cash costs to 2.5% for the period, and by fees from refining other producers' concentrate. To take advantage of excess capacity in its world-class refining operations and thereby maximize the value of its asset base, Impala is actively developing its third-party refining operations. The results of these efforts were visible over the last three months. In addition to this, the depreciation of the South African currency also benefited the company since its costs are primarily rand-based while its revenues are the dollar-based prices for platinum, palladium and rhodium.

The two most prominent companies engaged in these restructuring activities are Anglo American PLC and South African Breweries PLC. Both companies recently moved their domiciles to London in an effort to facilitate raising capital and potentially lower its cost by diversifying their asset base. In anticipation of the change in domicile, both companies streamlined their operations, sold off non-core assets and are developing strategies that are likely to drive their future growth prospects, both within and outside of South Africa.

Restructuring is also an ongoing theme in other countries. In Israel, Koor Industries continues to enhance its shareholder value through the disposition of non-core assets in the food and ammunition industries and consolidation of its positions in the telecommunications industry through increased holdings in ECI Telecom Limited and in the agrochemical industry through increased ownership of MA Industries.


In Conclusion
There has been value in Middle East and African investments for some time. Nevertheless, the markets in the region declined in 1998. In addition to compelling valuations, there are several key factors that we believe will improve the performance of these stock markets. These include the improving outlook for corporate earnings and economic growth, the scope for interest rate declines as perceived risk subsides and the bottoming out of the global economic cycle and commodity prices.

We thank you for your ongoing interest in Merrill Lynch Middle
East/Africa Fund, Inc., and we look forward to reviewing our strategy with you in our upcoming quarterly report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager




July 9, 1999





Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1999


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Any class of shares redeemed during the first 12 months after purchase will be charged a redemption fee of 2.0%.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        -21.32%        -26.94%
Inception (12/30/94)
through 3/31/99                           + 1.31         + 0.03

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                        -22.15%        -26.76%
Inception (12/30/94)
through 3/31/99                           + 0.23         + 0.23

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/99                        -22.20%        -24.52%
Inception (12/30/94)
through 3/31/99                           + 0.31         + 0.31

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 3/31/99                        -21.60%        -27.21%
Inception (12/30/94)
through 3/31/99                           + 1.02         - 0.25

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


Recent Performance
Results*
                                                               12 Month       3 Month     Since Inception
                                                             Total Return   Total Return    Total Return
ML Middle East/Africa Fund, Inc. Class A Shares                -20.45%         -1.68%          +4.03%
ML Middle East/Africa Fund, Inc. Class B Shares                -21.32          -1.92           -0.72
ML Middle East/Africa Fund, Inc. Class C Shares                -21.31          -1.92           -0.40
ML Middle East/Africa Fund, Inc. Class D Shares                -20.65          -1.57           +2.88

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 12/30/94.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                                                                                       Value      Percent of
AFRICA         Industries      Shares Held            Investments                       Cost         (Note 1a)    Net Assets
Botswana       Multi-Industry       106,802     Sechaba Breweries Limited              $   85,845     $  116,056       3.4%

                                                Total Investments in Botswana              85,845        116,056       3.4


Ghana          Beverages &          432,827     Guinness Ghana Limited                     70,100        161,658       4.7
               Tobacco

                                                Total Investments in Ghana                 70,100        161,658       4.7


Morocco        Banking                2,642     Banque Marocaine du Commerce Exterieur     88,450        172,803       5.0

               Building Materials     1,624     Cimenterie de l'Oriental (CIOR)            71,111        156,302       4.5

                                                Total Investments in Morocco              159,561        329,105       9.5


South Africa   Banking               10,610     Nedcor Limited                            218,646        212,797       6.2
                                        248   ++Nedcor Limited (c)                          5,314          4,962       0.1
                                      1,318     Standard Bank Investment
                                                Corporation Limited                         3,650          4,056       0.1
                                                                                       ----------     ----------     ------
                                                                                          227,610        221,815       6.4

               Beverages                713   ++South African Breweries PLC                 5,735          5,741       0.2
                                      2,067   ++South African Breweries PLC (GBP)          14,227         16,581       0.5
                                                                                       ----------     ----------     ------
                                                                                           19,962         22,322       0.7

               Computers              8,882   ++Dimension Data Holdings Limited            39,070         35,685       1.0

               Forest Products      105,399     Nampak Limited                            158,247        211,730       6.2

               Gold Mines             5,199     AngloGold Limited (ADR) (a)               113,184        104,630       3.0

               Holding Company        7,402     Impala Platinum Holdings Limited          175,791        177,719       5.2

               Insurance            105,000     FirstRand Limited                         115,068         98,883       2.9
                                      2,138     Liberty Life Association of
                                                Africa Limited                             29,336         28,862       0.8
                                      7,620   ++Sanlam Limited                              8,034          7,347       0.2
                                                                                       ----------     ----------     ------
                                                                                          152,438        135,092       3.9



Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
AFRICA                              Shares                                                             Value      Percent of
(concluded)    Industries             Held            Investments                        Cost        (Note 1a)    Net Assets
South Africa   Merchandising         34,620     Pick'n Pay Stores Limited              $   39,457     $   43,397       1.3%
(concluded)                           1,543     Pick'n Pay Stores Limited (N Shares)        2,474          1,860       0.0
                                                                                       ----------     ----------     ------
                                                                                           41,931         45,257       1.3

               Metals--              21,896     Gencor Limited                             54,273         55,950       1.6
               Non-Ferrous           22,571     Gencor Limited (ADR) (a)                   55,535         57,897       1.7
                                                                                       ----------     ----------     ------
                                                                                          109,808        113,847       3.3

               Mining                 2,416   ++Anglo American PLC                        115,603        109,725       3.2
                                      3,296     Gold Fields Ltd.                           15,756         10,329       0.3
                                      1,370     Gold Fields of South Africa Limited        16,536          2,400       0.1
                                                                                       ----------     ----------     ------
                                                                                          147,895        122,454       3.6

               Retail                   820     Edgars Stores Limited                       2,611          6,194       0.2
                                    143,144     Metro Cash and Carry Limited              117,026        112,721       3.3
                                     27,798     Pepkor Limited                             98,997         99,845       2.9
                                                                                       ----------     ----------     ------
                                                                                          218,634        218,760       6.4

                                                Total Investments in South Africa       1,404,570      1,409,311      41.0


Zimbabwe       Beverages &           65,844     Delta Corporation Limited                  42,000         17,368       0.5
               Tobacco

               Entertainment &      190,974     Zimbabwe Sun Limited                       73,405         19,047       0.6
               Leisure

               Real Estate           55,667     Hippo Valley Estates Ltd.                  21,630         11,104       0.3

                                                Total Investments in Zimbabwe             137,035         47,519       1.4


                                                Total Investments in Africa             1,857,111      2,063,649      60.0


MIDDLE
EAST


Egypt          Banking                6,643     Commercial International Bank              60,437         61,916       1.8
                                      9,100     Commercial International Bank
                                                (GDR) (b)                                 185,500         81,900       2.4
                                                                                       ----------     ----------     ------
                                                                                          245,937        143,816       4.2

               Beverages              2,894   ++Al-Ahram Beverages Company
                                                S.A.E. (GDR) (b)(c)                        44,857         85,662       2.5

               Finance                6,510   ++EFG-Hermes Holding,
                                                S.A.E. (GDR) (b)(c)                        76,493         75,841       2.2

               Housing                2,540     Madinet Nasr for Housing &
                                                Development Company                        27,807         33,554       1.0

                                                Total Investments in Egypt                395,094        338,873       9.9


Israel         Banking               22,282     Bank Hapoalim                              43,443         56,619       1.6
                                     29,239     Bank Leumi Le-Israel                       44,110         55,153       1.6
                                                                                       ----------     ----------     ------
                                                                                           87,553        111,772       3.2

               Food Chain            31,654     Supersol Ltd.                              79,703         84,748       2.5

               Merchandising          6,041   ++Blue Square Chain Investments
                                                and Properties Ltd.                        32,850         96,748       2.8

               Telecommunications     3,226     ECI Telecom Limited                       125,459        111,095       3.2

                                                Total Investments in Israel               325,565        404,363      11.7


Lebanon        Banking                2,918     Banque Audi (GDR) (b)                      81,609         62,737       1.8
                                      4,597   ++Banque Libanaise (c)                       54,934         60,680       1.8

                                                Total Investments in Lebanon              136,543        123,417       3.6


Turkey         Banking            2,504,440     Turkiye Garanti Bankasi AS                107,002        103,207       3.0
                                  6,172,916     Yapi ve Kredi Bankasi AS                   82,425         78,972       2.3
                                  4,938,332     Yapikredi Bankasi (Receipts)               40,740         63,178       1.8
                                                                                       ----------     ----------     ------
                                                                                          230,167        245,357       7.1

               Retail                77,528     Migros Turk T.A.S.                         96,130         99,185       2.9

                                                Total Investments in Turkey               326,297        344,542      10.0


                                                Total Investments in the Middle East    1,183,499      1,211,195      35.2


SHORT-TERM                            Face
SECURITIES                           Amount

               US Government   US$   32,000     Federal Home Loan Mortgage
               Agency                           Corporation, 4.73% due 6/01/1999           31,987         31,987       1.0
               Obligations*

                                                Total Investments in
                                                Short-Term Securities                      31,987         31,987       1.0


               Total Investments                                                       $3,072,597      3,306,831      96.2
                                                                                       ==========
               Other Assets Less Liabilities                                                             131,865       3.8
                                                                                                      ----------     ------
               Net Assets                                                                             $3,438,696     100.0%
                                                                                                      ==========     ======


              *Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
             ++Non-income producing security.
            (a)American Depositary Receipts (ADR).
            (b)Global Depositary Receipts (GDR).
            (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

               See Notes to Financial Statements.



Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1999


STATEMENT OF ASSETS AND LIABILITIES

                    As of May 31, 1999
Assets:             Investments, at value (identified cost--$3,072,597) (Note 1a)                           $  3,306,831
                    Cash                                                                                             264
                    Receivables:
                      Securities sold                                                      $     40,519
                      Dividends                                                                  15,767           56,286
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      64,882
                    Prepaid registration fees and other assets (Note 1f)                                         107,097
                                                                                                            ------------
                    Total assets                                                                               3,535,360
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                     8,814
                      Distributor (Note 2)                                                        2,160           10,974
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        85,690
                                                                                                            ------------
                    Total liabilities                                                                             96,664
                                                                                                            ------------

Net Assets:         Net assets                                                                              $  3,438,696
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $      5,693
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 26,950
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                  2,736
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                  4,155
                    Paid-in capital in excess of par                                                           4,643,171
                    Undistributed investment income--net                                                          58,612
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 5)                                               (1,536,754)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                   234,133
                                                                                                            ------------
                    Net assets                                                                              $  3,438,696
                                                                                                            ============

Net Asset           Class A--Based on net assets of $500,660 and 56,933
Value:                       shares outstanding                                                             $       8.79
                                                                                                            ============
                    Class B--Based on net assets of $2,336,780 and 269,503
                             shares outstanding                                                             $       8.67
                                                                                                            ============
                    Class C--Based on net assets of $237,520 and 27,364
                             shares outstanding                                                             $       8.68
                                                                                                            ============
                    Class D--Based on net assets of $363,736 and 41,546
                             shares outstanding                                                             $       8.76
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended May 31, 1999
Investment          Dividends (net of $1,161 foreign withholding tax)                                       $     73,945
Income              Interest and discount earned                                                                   9,741
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                                  83,686
                                                                                                            ------------

Expenses:           Accounting services (Note 2)                                           $     35,676
                    Professional fees                                                            33,570
                    Amortization of organization expenses (Note 1f)                              28,637
                    Registration fees (Note 1f)                                                  25,990
                    Directors' fees and expenses                                                 21,997
                    Printing and shareholder reports                                             20,359
                    Investment advisory fees (Note 2)                                            19,423
                    Custodian fees                                                               18,513
                    Account maintenance and distribution fees--Class B (Note 2)                  13,488
                    Transfer agent fees--Class B (Note 2)                                         4,107
                    Account maintenance and distribution fees--Class C (Note 2)                   1,366
                    Pricing fees                                                                  1,112
                    Transfer agent fees--Class A (Note 2)                                           640
                    Transfer agent fees--Class D (Note 2)                                           512
                    Account maintenance fees--Class D (Note 2)                                      509
                    Transfer agent fees--Class C (Note 2)                                           463
                    Other                                                                         2,099
                                                                                           ------------
                    Total expenses before reimbursement                                         228,461
                    Reimbursement of expenses (Note 2)                                         (203,387)
                                                                                           ------------
                    Total expenses after reimbursement                                                            25,074
                                                                                                            ------------
                    Investment income--net                                                                        58,612
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                           32,596
Gain (Loss) on        Foreign currency transactions--net                                        (16,302)          16,294
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                          222,966
(Notes 1b, 1c,        Foreign currency transactions--net                                           (290)         222,676
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                                238,970
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $    297,582
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1999


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
                                                                                              May 31,       November 30,
                    Increase (Decrease) in Net Assets:                                         1999             1998
Operations:         Investment income--net                                                 $     58,612     $    221,252
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                                   16,294       (1,233,675)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                      222,676         (621,631)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations             297,582       (1,634,054)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                        --          (34,496)
(Note 1g):            Class B                                                                        --         (147,378)
                      Class C                                                                        --          (18,526)
                      Class D                                                                        --          (35,943)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                                     --         (236,343)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                             (1,384,764)      (2,371,225)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decreasein net assets                                              (1,087,182)      (4,241,622)
                    Beginning of period                                                       4,525,878        8,767,500
                                                                                           ------------     ------------
                    End of period*                                                         $  3,438,696     $  4,525,878
                                                                                           ------------     ------------

                   *Undistributed investment income--net                                   $     58,612     $         --
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                             Class A
                                                                       For the                                  For the
                                                                         Six                                     Period
The following per share data and ratios have been derived               Months              For the            Dec. 30,
from information provided in the financial statements.                  Ended              Year Ended         1994++++ to
                                                                       May 31,            November 30,         Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++    1998++     1997++    1996++     1995
Per Share           Net asset value, beginning of period               $  8.18    $ 10.96   $  9.40   $ 10.66    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .17        .40       .48       .42        .57
                      Realized and unrealized gain (loss)
                      on investments and foreign currency
                      transactions--net                                    .44      (2.80)     1.52      (.80)       .09
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                       .61      (2.40)     2.00      (.38)       .66
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.38)     (.44)     (.85)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.38)     (.44)     (.88)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $  8.79    $  8.18   $ 10.96   $  9.40    $ 10.66
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                   7.46%+++ (22.59%)   22.43%    (4.17%)     6.60%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                        .46%*      .47%      .47%      .47%       .00%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            10.98%*     6.51%     6.36%     4.84%      4.63%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               3.97%*     3.93%     4.35%     4.24%      8.43%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   501    $   563   $   989   $   399    $   648
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  68.91%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads;
                    results would be lower if sales charges were included.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                                             Class B
                                                                       For the                                  For the
                                                                         Six                                     Period
The following per share data and ratios have been derived               Months              For the            Dec. 30,
from information provided in the financial statements.                  Ended              Year Ended         1994++++ to
                                                                       May 31,            November 30,         Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++    1998++     1997++    1996++     1995
Per Share           Net asset value, beginning of period               $  8.11    $ 10.87   $  9.31   $ 10.56    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .12        .29       .37       .32        .79
                      Realized and unrealized gain (loss) on
                      investments and foreign currency
                      transactions--net                                    .44      (2.78)     1.51      (.80)      (.23)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                       .56      (2.49)     1.88      (.48)       .56
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.27)     (.32)     (.74)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.27)     (.32)     (.77)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $  8.67    $  8.11   $ 10.87   $  9.31    $ 10.56
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                   6.91%+++ (23.40%)   21.02%    (5.14%)     5.60%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                       1.51%*     1.51%     1.51%     1.50%      1.01%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            11.97%*     7.51%     7.46%     5.90%      5.68%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               2.78%*     2.91%     3.40%     3.15%      8.33%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $ 2,337    $ 3,096   $ 5,947   $ 5,699    $ 7,701
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  68.91%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======

                                                                                             Class C
                                                                       For the                                  For the
                                                                         Six                                     Period
The following per share data and ratios have been derived               Months              For the            Dec. 30,
from information provided in the financial statements.                  Ended              Year Ended         1994++++ to
                                                                       May 31,            November 30,         Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++    1998++     1997++    1996++     1995
Per Share           Net asset value, beginning of period               $  8.12    $ 10.89   $  9.31   $ 10.56    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .12        .30       .36       .31        .83
                      Realized and unrealized gain (loss)
                      on investments and foreign currency
                      transactions--net                                    .44      (2.79)     1.55      (.79)      (.27)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                       .56      (2.49)     1.91      (.48)       .56
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.28)     (.33)     (.74)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.28)     (.33)     (.77)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $  8.68    $  8.12   $ 10.89   $  9.31    $ 10.56
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                   6.90%+++ (23.38%)   21.42%    (5.16%)     5.60%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                       1.55%*     1.53%     1.52%     1.50%      1.01%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            12.03%*     7.45%     7.47%     5.91%      5.67%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               2.82%*     2.90%     3.33%     3.14%      8.45%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   237    $   317   $   723   $   692    $ 1,012
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  68.91%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads;
                    results would be lower if sales charges were included.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class D
                                                                       For the                                  For the
                                                                         Six                                     Period
The following per share data and ratios have been derived               Months              For the            Dec. 30,
from information provided in the financial statements.                  Ended              Year Ended         1994++++ to
                                                                       May 31,            November 30,         Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++     1998++    1997++    1996++     1995
Per Share           Net asset value, beginning of period               $  8.15    $ 10.93   $  9.38   $ 10.63    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .15        .37       .46       .40        .77
                      Realized and unrealized gain (loss)
                      on investments and foreign currency
                      transactions--net                                    .46      (2.79)     1.50      (.80)      (.14)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                       .61      (2.42)     1.96      (.40)       .63
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.36)     (.41)     (.82)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.36)     (.41)     (.85)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $  8.76    $  8.15   $ 10.93   $  9.38    $ 10.63
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                   7.48%+++ (22.84%)   21.95%    (4.31%)     6.30%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                        .71%*      .72%      .72%      .72%       .25%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            11.16%*     6.70%     6.67%     5.08%      4.89%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               3.52%*     3.69%     4.18%     4.01%      9.07%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   364    $   550   $ 1,109   $   969    $ 1,569
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  68.91%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads;
                    results would be lower if sales charges were included.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.


Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended May 31, 1999, MLAM earned fees of $19,423, all of which was voluntarily waived. MLAM also reimbursed the Fund for additional expenses of $183,964.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account      Distribution
                           Maintenance Fee      Fee

Class B                         0.25%          0.75%
Class C                         0.25%          0.75%
Class D                         0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1999, MLPF&S received contingent deferred sales charges of $8,518 and $12 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $5,663 and $749 relating to transactions subject to front-end sales charges waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $1,814 in commissions on the execution of portfolio security transactions for the six months ended May 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1999, were $2,407,073 and $2,301,802, respectively.

Net realized gains (losses) for the six months ended May 31, 1999 and net unrealized gains (losses) as of May 31, 1999 were as follows:

                                     Realized     Unrealized
                                      Gains          Gains
                                     (Losses)      (Losses)

Long-term investments             $    32,587       $234,234
Short-term investments                      9             --
Foreign currency transactions         (16,302)          (101)
                                  -----------       --------
Total                             $    16,294       $234,133
                                  ===========       ========

As of May 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $234,234, of which $534,331 related to appreciated securities and $300,097 related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $3,072,597.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $1,384,764 and $2,371,225 for the six months ended May 31, 1999 and the year ended November 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                             1,929    $    15,712
Shares redeemed                       (13,843)      (114,551)
                                     --------    -----------
Net decrease                          (11,914)   $   (98,839)
                                     ========    ===========


Class A Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                            20,494    $   232,983
Shares issued to shareholders in
reinvestment of dividends               1,545         15,853
                                     --------    -----------
Total issued                           22,039        248,836
Shares redeemed                       (43,454)      (442,125)
                                     --------    -----------
Net decrease                          (21,415)   $  (193,289)
                                     --------    -----------


Class B Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                            20,424    $   166,753
Shares redeemed                     (132,797)    (1,140,965)
                                     --------    -----------
Net decrease                        (112,373)    $ (974,212)
                                     ========    ===========


Class B Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                            39,585    $   433,589
Shares issued to shareholders in
reinvestment of dividends               5,885         60,441
                                     --------    -----------
Total issued                           45,470        494,030
Shares redeemed                      (210,753)    (2,095,553)
                                     --------    -----------
Net decrease                         (165,283)   $(1,601,523)
                                     ========    ===========


Class C Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                               655    $     5,494
Shares redeemed                       (12,341)      (104,372)
                                     --------    -----------
Net decrease                          (11,686)   $   (98,878)
                                     ========    ===========


Merrill Lynch Middle East/Africa Fund, Inc., May 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                             4,777    $    50,253
Shares issued to shareholders in
reinvestment of dividends               1,244         12,801
                                     --------    -----------
Total issued                            6,021         63,054
Shares redeemed                       (33,289)      (325,267)
                                     --------    -----------
Net decrease                          (27,268)   $  (262,213)
                                     ========    ===========


Class D Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares redeemed                       (25,892)   $  (212,835)
                                     --------    -----------
Net decrease                          (25,892)   $  (212,835)
                                     --------    -----------


Class D Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                             4,163     $   47,771
Shares issued to shareholders in
reinvestment of dividends               1,638         16,807
                                     --------    -----------
Total issued                            5,801         64,578
Shares redeemed                       (39,831)      (378,778)
                                     --------    -----------
Net decrease                          (34,030)   $  (314,200)
                                     ========    ===========

The total redemption fees for Merrill Lynch Middle East/Africa Fund, Inc. amounted to $319 for the six months ended May 31, 1999.


5. Capital Loss Carryforward:
At November 30, 1998, the Fund had a net capital loss carryforward of approximately $1,233,000, of which $541,000 expires in 2004 and $692,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


6. Commitments:
At May 31, 1999, the Fund had entered into foreign exchange contracts under which it had agreed to sell foreign currency with an approximate value of $17,000.



PORTFOLIO INFORMATION

As of May 31, 1999
                                                Percent of
Ten Largest Holdings (Equity Investments)       Net Assets

Nedcor Limited*                                    6.3%
Nampak Limited                                     6.2
Impala Platinum Holdings Limited                   5.2
Banque Marocaine du Commerce
  Exterieur                                        5.0
Guinness Ghana Limited                             4.7
Cimenterie de l'Oriental (CIOR)                    4.5
Sechaba Breweries Limited                          3.4
Metro Cash and Carry Limited                       3.3
ECI Telecom Limited                                3.2
Anglo American PLC                                 3.2

[FN]
*Includes combined holdings.


                                                Percent of
Ten Largest Industries                          Net Assets

Banking                                           29.5%
Retail                                             9.3
Forest Products                                    6.2
Beverages & Tobacco                                5.2
Holding Company                                    5.2
Building Materials                                 4.5
Merchandising                                      4.1
Insurance                                          3.9
Mining                                             3.6
Multi-Industry                                     3.4



EQUITY PORTFOLIO CHANGES


For the Quarter Ended May 31, 1999

Additions

*Anglo American Corporation of
   South Africa Limited
 Anglo American PLC
 Impala Platinum Holdings Limited
*Minorco SA (Minerals & Resources
   Corporation Limited)
*South African Breweries Limited
 South African Breweries PLC
 Turkiye Garanti Bankasi AS


Deletions

*Anglo American Corporation of
   South Africa Limited
*Minorco SA (Minerals & Resources
   Corporation Limited)
*South African Breweries Limited
 Teva Pharmaceutical Industries Ltd. (ADR)

[FN]
*Added and deleted in the same quarter.